UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)
(608) 238-8008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 20, 2013, the First Business Financial Services, Inc. (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting") to: (1) elect three Class III directors to hold office until the 2016 annual meeting of shareholders and until their successors are duly elected and qualified; (2) approve, in a non-binding, advisory vote, the compensation of the Company's named executive officers; (3) recommend, in a non-binding, advisory vote, the frequency of future advisory votes regarding executive compensation; and (4) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.
Of the aggregate 3, 918,758 shares of the Company's common stock issued and outstanding as of the close of business on the record date, March 20, 2013, 3,330,901 or 85%, were represented in person or by proxy at the Annual Meeting.
At the Annual Meeting, the Company’s shareholders voted as follows:

(1)	Election of the below-named nominees to the Board of Directors of the Company (the "Board"):

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Jan A. Eddy	2,779,946	54,828	496,127
John M. Silseth	2,778,431	56,343	496,127
Dean W. Voeks	2,765,551	69,222	496,127
The three nominees listed above were elected by a plurality to serve on the Board, each nominee received in excess of 97% of the shares voted in favor of his or her election.

(2)	Approval in a non-binding, advisory vote, of the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,718,859	104,765	11,149	496,127
This matter was approved by shareholders with 95.91% of shares voted cast in favor of the proposal.
(3) Recommendation in a non-binding, advisory vote, of the frequency of future advisory votes regarding executive compensation.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
2,664,791	79,187	62,711	28,084	496,127
The "Every Year" frequency received a plurality of 94.01% of the votes cast on this proposal and accordingly is recognized as the recommendation of the shareholders. Based upon these results, and consistent with the Board's recommendation, the Board has determined that the Company's shareholders will vote on a non-binding, advisory proposal to approve the compensation of the Company's named executive officers every year until the next required vote on the frequency of such proposals.

(4)	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,323,845	6,176	880	—
This matter was approved by shareholders with 99.78% of shares voted cast in favor of the proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.

Date: May 24, 2013	By:	/s/ Barbara M. Conley
Barbara M. Conley Senior Vice President and General Counsel